COMPOSITE TAX-EXEMPT BOND FUND, INC.
                      REVISION DATED MARCH 24, 1997, TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 1996

     Effective March 24, 1997, Page 11, paragraph 5 under "HOW SHARES CAN BE PURCHASED" has been amended to show that NAV purchases for those plans having more than 10 participants or more than $25,000 invested does not apply to individual retirement accounts that are not part of an employer's benefit plan.
     The following sentences have been amended as follows: FROM: "Qualified employee benefit plans which have more than 10 participants or which have more than $25,000 invested in those Composite funds offered with an initial or contingent deferred sales charge are also entitled to buy Class A shares without a sales charge." TO: "Qualified employee benefit plans (including SEPs & SIMPLEs)which have more than 10 participants or which have more than $25,000 invested in those Composite funds offered with an initial or contingent deferred sales charge are also entitled to buy Class A shares without a sales charge."
     AND FROM: "Individual retirement accounts such as IRAs or SEP IRAs are not eligible for this privilege." to read: "Individual retirement accounts that are not part of an employee benefit plan are ineligible for this privilege."